Exhibit 10.26

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

SUBJECT TO THE PROVISIONS HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON JUNE 28, 2013 (THE “EXPIRATION DATE”).

No.        1

BIRCH BRANCH, INC.

WARRANT TO PURCHASE 1,922,833 SHARES OF
COMMON STOCK, NO PAR VALUE PER SHARE

FOR VALUE RECEIVED, SCM CAPITAL, LLC, a Connecticut limited liability company (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Birch Branch, Inc., a Colorado corporation (“Company”), at any time on or prior to 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $4.50 (the exercise price in effect being herein called the “Warrant Price”), 1,922,833 shares (“Warrant Shares”) of the Company’s Common Stock, no par value per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  This Warrant is being issued pursuant to a Letter of Intent, dated as of April 8, 2010 (the “Letter of Intent”), between Shun Cheng Holdings HongKong Limited, a company organized under the laws of Hong Kong and a wholly-owned subsidiary of the Company, and the Warrantholder.  Capitalized terms used herein have the respective meanings ascribed thereto in the Letter of Intent unless otherwise defined herein.

Section 1.              Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2.              Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3.              Exercise of Warrant.

(a)           General.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as “Appendix A” (the “Warrant Exercise Form”), and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided in Section 3(c) below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Warrant Exercise Form (or, in the case of a cashless exercise, the form attached hereto as “Appendix B” (the “Net Issue Election Notice”)) shall have been delivered.  Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Warrant Exercise Form.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(b)           Conversion Limitation.  Notwithstanding anything in this Warrant to the contrary, in no event shall this Warrant be exercisable to the extent that the issuance of the shares of Common Stock upon the exercise thereof, after taking into account the shares of Common Stock then owned by the Warrantholder and its affiliates, would result in the beneficial ownership by the Warrantholder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company.  For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.  Notwithstanding anything to the contrary contained herein, the limitation on exercise of this Warrant may be waived by written agreement between the Warrantholder and the Company; provided, however, such waiver may not be effective less than sixty-one (61) days from the date thereof.

(c)           Cashless Exercise.  Notwithstanding any other provision contained herein to the contrary, from and after the one year anniversary of the Effective Date, if the Warrant Shares may not be freely sold to the public due to the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, and if an exemption for such sale is not otherwise available pursuant to Rule 144 promulgated under the Securities Act, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, duly executed, to the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)
       A

where

X =    the number of shares of Common Stock to which the Warrantholder is entitled upon such cashless exercise;

Y =    the total number of shares of Common Stock covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A =    the “Market Price” (as defined below) of one share of Common Stock as at the date the net issue election is made; and

B =     the Warrant Price in effect under this Warrant at the time the net issue election is made.

(d)          Condition to Exercise.  Notwithstanding any other provision contained herein to the contrary, this Warrant shall not be exercisable until the closing of the private financing referred to in the Letter of Intent (the “Private Financing”) resulting in gross proceeds of $25 million or more.  In the event the Private Financing is not closed on or prior to August 31, 2010, this Warrant shall be subject to forfeiture at the sole option of the Company.

Section 4.             Compliance with the Securities Act.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each additional warrant issued to the Warrantholder, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.             Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.              Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.              Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of this Warrant in accordance with its terms.  The Company agrees that all Warrant Shares issued upon due exercise of this Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.              Adjustments.  The Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)           If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)           If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume all obligations under this Warrant, including the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)           If the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on the Financial Industry Regulatory Authority, Inc.’s OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder.  If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(d)          An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)           In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(f)           To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if such period of time is at least twenty (20) days, the decrease is irrevocable during such period of time and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive.  Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.

Section 9.              Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.            Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 11.            Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.            Identity of Transfer Agent.  The Transfer Agent for the Common Stock is Corporate Stock Transfer, Inc., located at 3200 Cherry Creek Dr. South, Suite 430, Denver, CO  80209.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.            Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such courier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Birch Branch, Inc.
c/o Henan Shuncheng Group Coal Coke Co., Ltd.
Henan Province, Anyang County, Cai Cun Road Intersection
Henan Shuncheng Group Coal Coke Co., Ltd. (New Building)
China 455141
Attn:  Chief Executive Officer
Fax:  ______________________

With a copy to:

Blank Rome LLP
The Chrysler Building
405 Lexington Ave.
New York, NY 10174
Attn: Jeffrey A. Rinde, Esq.
Fax: (212) 885-5001

Section 14.            Registration Rights.

(a)           If at any time prior to the second anniversary of the Effective Date, the Company proposes to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering equity securities of the Company, other than in connection with a merger, acquisition or pursuant to a registration statement on Form S-4 or Form S-8 or any successor form (for purposes of this Section 14, collectively, a “Piggyback Registration Statement”), the Company will give written notice of its intention to do so by registered or certified mail (“Notice”), at least 10 days prior to the filing of each such Piggyback Registration Statement, to the Warrantholder.  Upon the written request of the Warrantholder, made within five (5) days after receipt of the Notice, that the Company include any of the Registrable Shares (as hereinafter defined) in the Piggyback Registration Statement, the Company shall include the Registrable Shares which it has been so requested to register on such Piggyback Registration Statement (“Piggyback Registration”), at the Company’s sole cost and expense and at no cost or expense to the Warrantholder (other than any underwriting or other commissions, discounts or fees of any counsel or advisor to the Warrantholder which shall be payable by the Warrantholder); provided, however, that if the Piggyback Registration is in connection with an underwritten public offering and the Company’s underwriter or managing underwriter of the underwriting group, if any, for such offering advises the Company that the inclusion of all or a portion of the Registrable Shares requested to be registered, when added to the securities being registered by the Company or the selling stockholder(s), if any, will exceed the maximum amount of the Company’s securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise having a material adverse effect on the entire offering, then the Company may, subject to the allocation priority set forth in the next paragraph, exclude from such offering all or a portion of the Registrable Shares which it has been requested to register.  Without limiting the generality of the foregoing, such underwriter or managing underwriter may condition its consent to the inclusion of all or a portion of the Registrable Shares requested to be registered upon the participation by the Warrantholder in the underwritten public offering on the terms and conditions thereof.

(b)           If securities are proposed to be offered for sale pursuant to such Piggyback Registration Statement by other security holders of the Company and the total number of the Registrable Shares to be offered by the Warrantholder and such other selling security holders is required to be reduced pursuant to a request from the underwriter or managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the aggregate number of Registrable Shares to be offered by the Warrantholder pursuant to such Piggyback Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter or managing underwriter believes may be included for all the selling security holders (including the Warrantholder), after all securities requested by selling securityholders exercising demand registration rights (the “Demand Holders”) to be included in such Piggyback Registration Statement are so included, as the original number of securities proposed to be sold by the Warrantholder bear to the total original number of securities proposed to be offered by the Warrantholder and the other selling securityholders (other than the Demand Holders).

(c)           Notwithstanding the preceding provisions of this Section 14, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 14 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed Piggyback Registration Statement filed pursuant to this Section 14, or to withdraw the same after the filing but prior to the effective date thereof.

(d)           The obligations of the Company hereunder with respect to the Registrable Shares are expressly conditioned on the Warrantholder’s furnishing to the Company such appropriate information concerning the Warrantholder in a timely manner, the Registrable Shares and the terms of the Warrantholder’s offering of such shares as the Company may request.

(e)           The term “Registrable Shares” shall mean each of the Warrant Shares purchasable by the Warrantholder upon exercise of this Warrant and any securities issued or issuable with respect to such Warrant Shares, once issued to the Warrantholder, by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.  Once issued, any such securities shall cease to be Registrable Shares registerable hereunder upon the earlier of (i) the sale of such securities pursuant to an effective registration statement under the Securities Act, (ii) the distribution thereof to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) a transfer pursuant to which new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (iv) this Warrant or the Warrant Shares, once issued to the Warrantholder, shall have ceased to be outstanding, or (v) any and all legends restricting transfer thereof may been removed in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act.  Notwithstanding anything herein to the contrary, the Company shall not be required to include any Registrable Shares in a registration statement if such Registrable Shares are included in a Piggyback Registration Statement that is effective under the Securities Act.

Section 15.            Amendment; Waiver.  Except as otherwise set forth herein, any term of this Warrant may be amended or waived only upon the written consent of the Company and the Warrantholder.

Section 16.            Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17.            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Colorado, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the state or federal courts located in the City of Denver in the State of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18.            No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 19.            Amendment; Waiver.  Any term of this Warrant may be amended or waived upon the written consent of the Company and the Warrantholder.

Section 20.            Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 28th day of June, 2010.

BIRCH BRANCH, INC.

By:	/s/ Wang Feng
Name: Wang Feng
Title: Chief Executive Officer

APPENDIX A
BIRCH BRANCH, INC.
WARRANT EXERCISE FORM

To: Birch Branch, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
________________________________
Address
________________________________
Federal Tax ID or Social Security No.

and delivered by:     certified mail to the above address, or
electronically (provide DWAC
Instructions:___________________), or
other (specify):__________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____
Name
Note: The signature must correspond with
the name of the Warrantholder as written	Signature
on the first page of the Warrant in every	By:
particular, without alteration or enlargement	Title:
or any change whatsoever, unless the Warrant
has been assigned.
Address

Federal Identification or
Social Security No.

Assignee:

APPENDIX B
BIRCH BRANCH, INC.
NET ISSUE ELECTION NOTICE

To: Birch Branch, Inc.
Date:[_________________________]

The undersigned hereby elects under Section 3(c) of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued as follows:

_______________________________
Name
________________________________
Address
________________________________
________________________________
Federal Tax ID or Social Security No.

Dated: ___________________, ____
Name
Note: The signature must correspond with
the name of the Warrantholder as written	Signature
on the first page of the Warrant in every	By:
particular, without alteration or enlargement	Title:
or any change whatsoever, unless the Warrant
has been assigned.
Address

Federal Identification or
Social Security No.

Assignee: